EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements on Form S-3 and the related Prospectuses and in the following Registration Statements on Form S-8 of Centex Corporation and Subsidiaries:

Form S-3	Registration No. 333-49966	Form S-8	Registration No. 33-55083
	Registration No. 333-49966-01		Registration No. 33-55083-01
	Registration No. 333-49966-02		Registration No. 33-55083-02
	Registration No. 333-49966-03		Registration No. 333-28229
	Registration No. 333-49966-04		Registration No. 333-28229-01
	Registration No. 333-54722		Registration No. 333-28229-02
	Registration No. 333-54722-01		Registration No. 333-55717
	Registration No. 333-54722-02		Registration No. 333-55717-01
	Registration No. 333-83212		Registration No. 333-55717-02
	Registration No. 333-83212-01		Registration No. 333-74185
	Registration No. 333-83212-02		Registration No. 333-74185-01
	Registration No. 333-83212-03		Registration No. 333-74185-02
	Registration No. 333-83212-04		Registration No. 333-86041
	Registration No. 333-117470		Registration No. 333-86041-01
	Registration No. 333-117470-01		Registration No. 333-86041-02
	Registration No. 333-117470-02		Registration No. 333-37956
	Registration No. 333-122355		Registration No. 333-68790
Registration No. 333-68790-01
Registration No. 333-68790-02
Registration No. 333-100682
Registration No. 333-100682-01
Registration No. 333-100682-02
Registration No. 333-103440
Registration No. 333-103440-01
Registration No. 333-103440-02
Registration No. 333-107701
Registration No. 333-107701-01
Registration No. 333-107701-02
Registration No. 333-109869
Registration No. 333-109869-01
Registration No. 333-109869-02
Registration No. 333-110269
Registration No. 333-110269-01
Registration No. 333-110269-02
Registration No. 33-44575

of our reports dated May 26, 2005, with respect to the consolidated financial statements of Centex Corporation and Subsidiaries, Centex Corporation and Subsidiaries management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Centex Corporation and Subsidiaries, included in this Annual Report (Form 10-K) for the year ended March 31, 2005.

Dallas, Texas
May 26, 2005